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                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT D
                                GENERATIONS(SM)
        FLEXIBLE PAYMENT VARIABLE AND FIXED INDIVIDUAL DEFERRED ANNUITY
                                   CONTRACTS
                       SUPPLEMENT DATED NOVEMBER 8, 2000
                                      TO
              PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
                               DATED MAY 1, 2000
             AS SUPPLEMENTED AUGUST 1, 2000 AND SEPTEMBER 25, 2000


     Effective November 1, 2000 American General Life Insurance Company is amending the prospectus and its related statement of additional information for the sole purpose of reflecting a change in the principal underwriter and distributor of the Contracts.

     On page 21 of the prospectus, the last paragraph is deleted in its entirety and replaced with the following:

     Your application to purchase a Contract must be on a Written application that we provide and that you sign. AGL and American General Distributors, Inc., as distributor of the Contracts, may agree on a different medium or format for the application. When a purchase payment accompanies an application to purchase a Contract and you have properly completed the application, we will either:

     On page 36 of the prospectus, the last bullet point is deleted in its entirety and replaced with the following:

     . the surrender of a Contract, or the withdrawal of Contract Value (limited to the Variable Account Value and the one year Guarantee Period) of a Contract, issued to Owners who are: (1) employees or registered representatives (or the spouses or minor children of employees or registered representatives) of any broker-dealer authorized to sell the Contracts, or (2) officers, directors, or bona-fide full-time employees of AGL, American General Distributors, Inc., the principal underwriter and distributor of the Contracts, or their affiliated companies. (These waivers of Surrender Charge are based upon the Contract Owner's status at the time the Contract was purchased.);

     On page 50 of the prospectus, the section titled "DISTRIBUTION ARRANGEMENTS" is deleted in its entirety and replaced with the following:

                           DISTRIBUTION ARRANGEMENTS

Individuals who sell the Contracts will be licensed by state insurance authorities as agents of AGL. The individuals will also be registered representatives of broker-dealer firms, some of which may be affiliated with AGL. Some individuals may be representatives of firms that are exempt from
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broker-dealer regulation. Any non-exempt broker-dealer firms are registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as broker-dealers and are members of the National Association of Securities Dealers, Inc.

American General Distributors, Inc. ("AGDI") is the principal underwriter and distributor of the Contracts. AGDI is an affiliate of AGL. AGDI's principal business address is 2929 Allen Parkway, Houston, Texas 77019-2191. Before November 1, 2000 American General Securities Incorporated ("AGSI") served in this role. AGSI is a wholly-owned subsidiary of AGL. For a period of time you may receive written information from us that identifies AGSI as the distributor of the Contracts.

AGL offers the Contracts on a continuous basis.

AGL compensates broker-dealers that sell the Contracts according to one or more compensation schedules. The schedules provide for commissions of up to 7.0% of purchase payments that Owners make. AGL may also pay continuing "trail" commissions of up to 0.75% of Owner Account Value.

AGL may pay AGDI for its promotional activities, such as solicitation of selling group agreements between broker-dealers and AGL, agent appointments with AGL, printing and development of sales literature to be used by AGL appointed agents
and related marketing support, and related special promotional campaigns.   From
time to time, AGDI may engage in special promotions where AGDI pays additional compensation to one or more of the broker-dealers that sell the Contracts. None of these distribution expenses results in any additional charges under the Contracts that are not described under "Charges under the Contracts."

     On page 4 of the statement of additional information, the section titled "PRINCIPAL UNDERWRITER" is deleted in its entirety and replaced with the following:

                             PRINCIPAL UNDERWRITER

American General Distributors, Inc. ("AGDI") is the principal underwriter and distributor of the Contracts. Before November 1, 2000 American General Securities Incorporated ("AGSI") served in this role. AGSI is our subsidiary broker-dealer.

AGDI is an affiliate of AGL. In the states of Florida and Illinois, AGDI is known as American General Financial Distributors of Florida, Inc. and American General Financial Distributors of Illinois, Inc., respectively. AGDI's principal office is at 2929 Allen Parkway, Houston, Texas 77019-2191. AGDI was organized as a Delaware corporation on June 24, 1994 and is a registered broker-dealer under the Securities Exchange Act of 1934, as amended and a member of the National Association of Securities Dealers, Inc. ("NASD"). AGDI is also the principal underwriter for AGL's Separate Accounts A and VL-R, as well as the underwriter for various separate accounts of other AGL affiliates. These separate accounts are registered investment companies. AGDI, as the principal underwriter and distributor, is not paid any fees on the Policies.